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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  August 29, 2000

                            CABLETRON SYSTEMS, INC.
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               (Exact name of Registrant as Specified in Charter)


       DELAWARE                     0-10228                   04-2797263
----------------------------     ----------------         -------------------
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
   Of Incorporation)                 Number)              Indentification No.)

            35 Industrial Way, Rochester, NH                   03867
         ----------------------------------------            ----------
         (Address of Principal Executive Offices)            (Zip Code)



                                 (603) 332-9400
               --------------------------------------------------
               (Registrant's telephone number including area code)
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     The undersigned registrant hereby amends Item 5 of its Current Report on
Form 8-K filed with the Securities and Exchange Commission on September 11, 2000, regarding an event occurring on August 29, 2000.


ITEM 5.  CHANGE IN BOARD APPOINTEE

     In connection with an investment on August 29, 2000, by an investor group led by Silver Lake Partners, L.P. ("Silver Lake") (collectively, the "Investors") in Cabletron Systems, Inc., a Delaware corporation ("Cabletron") and its four separate operating subsidiaries: Aprisma Management Technologies, Inc., a Delaware corporation, Enterasys Networks, Inc., a Delaware corporation, GlobalNetwork Technology Services, Inc., a Delaware corporation, and Riverstone Networks, Inc., a Delaware corporation, Cabletron appointed Mr. David J. Roux to serve as the initial Investor-designated member of the Board of Directors of Cabletron, to serve until the next annual meeting of shareholders.

     Following his appointment to the Cabletron Board of Directors on August 29, 2000, Silver Lake determined that another officer of Silver Lake, Mr. James A. Davidson, should serve as the Investor designee to the Cabletron Board of Directors. As a result, on September 22, 2000, Mr. Roux tendered his resignation from the Cabletron Board of Directors, and at a duly authorized meeting, the Cabletron Board of Directors voted to accept Mr. Roux's resignation and to appoint Mr. Davidson to serve as his replacement.

     James A. Davidson is one of the founders of Silver Lake, an investment firm with $2.2 billion of committed capital. Silver Lake primarily makes larger scale investments in technology and related growth companies. Prior to founding Silver Lake in 1999, he was a Managing Director at Hambrecht & Quist where he was Head of Technology Investment Banking and before that, Head of the firm's Mergers and Acquisitions business. Mr. Davidson was also a member of the Hambrecht & Quist's Commitment Committee. Mr. Davidson currently serves on the boards of SubmitOrder and Sales.com. He received a B.S. from the University of Nebraska and J.D. from the University of Michigan.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CABLETRON SYSTEMS, INC.



     Date:  September 29, 2000             By /s/ David J. Kirkpatrick
                                              --------------------------
                                              David J. Kirkpatrick
                                              Chief Financial Officer and
                                              Director of Finance

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